This instrument was prepared by:
                                                       EXHIBIT 4(I)
                    Florida Power & Light Company
                    700 Universe Boulevard
                    Juno Beach, Florida 33408

                            FLORIDA POWER & LIGHT COMPANY

                                          TO

                                BANKERS TRUST COMPANY


                        AS TRUSTEE UNDER FLORIDA POWER & LIGHT
                        COMPANY'S MORTGAGE AND DEED OF TRUST,
                             DATED AS OF JANUARY 1, 1944.


                                          SUPPLEMENTAL INDENTURE
                     -------------------

                            RELATING TO A PRINCIPAL AMOUNT
                          NOT TO EXCEED $
                                        -------------------
                         OF FIRST MORTGAGE BONDS, DESIGNATED
                      SECURED MEDIUM-TERM NOTES, SERIES       .
                                                       ------


                 *[RELATING TO $                  PRINCIPAL AMOUNT
                                 ----------------
                        OF FIRST MORTGAGE BONDS,     % SERIES
                                                ----
                               DUE            ,     .]
                                   ---------- ----

                        DATED AS OF                     ,
                                   ------------------- ----

          * These three lines will be inserted, in lieu of the four lines immediately preceding them, in any supplemental indenture relating to the issuance of First Mortgage Bonds other than those designated Secured Medium-Term Notes.

                            FLORIDA POWER & LIGHT COMPANY

               Reconciliation and Tie of Provisions of Trust Indenture Act of 1939 to provisions of Mortgage and Deed of Trust to Bankers Trust Company and The Florida National Bank of Jacksonville (now resigned), as Trustees, dated as of January 1, 1944, as amended.


                                        Sections of Mortgage and
                    Sections of Act     Supplemental Indentures
                    --------------      -----------------------

               310(a) (1) (2) (3) . .     Mortgage, 35(a), 88 and 103
               310(a) (4) . . . . . .     Not Applicable
               310(b) . . . . . . . .     Mortgage, 99; First Supplemental,
                                          14; Seventh Supplemental, 6
               310(c) . . . . . . . .     Not Applicable
               311(a) . . . . . . . .     Mortgage, 98
               311(b) . . . . . . . .     Mortgage, 98
               311(c) . . . . . . . .     Not Applicable
               312(a) . . . . . . . .     Mortgage, 43(a) and 43(b)
               312(b) . . . . . . . .     Mortgage, 43(c)
               312(c) . . . . . . . .     Mortgage, 43(d)
               313(a) . . . . . . . .     Mortgage, 100(a)
               313(b) . . . . . . . .     Mortgage, 100(b); First
                                          Supplemental, 15
               313(c) . . . . . . . .     Mortgage, 100(c)
               313(d) . . . . . . . .     Mortgage, 100(d)
               314(a) . . . . . . . .     Mortgage, 44
               314(b) . . . . . . . .     Mortgage, 42
               314(c) . . . . . . . .     Mortgage, 121, 3, 61 and 7
               314(d) . . . . . . . .     Mortgage, 59(3), 60, 3 and 28(4)
               314(e) . . . . . . . .     Mortgage, 121, 3 and 61
               314(f) . . . . . . . .     Omitted
               315(a) . . . . . . . .     Mortgage, 89 and 88; First
                                          Supplemental, 13
               315(b) . . . . . . . .     Mortgage, 66 and 3; First
                                          Supplemental, 11
               315(c) . . . . . . . .     Mortgage, 88
               315(d) . . . . . . . .     Mortgage, 89; First
                                          Supplemental, 13
               315(e) . . . . . . . .     Mortgage, 122
               316(a) (1) . . . . . .     Mortgage, 71; First
                                          Supplemental, 12
               316(a) (2) . . . . . .     Omitted
               316(b) . . . . . . . .     Mortgage, 80
               317(a) . . . . . . . .     Mortgage, 78
               317(b) . . . . . . . .     Mortgage, 35(c) and 95; First
                                          Supplemental, 7
               318(a) . . . . . . . .     Mortgage, 124

                                          SUPPLEMENTAL INDENTURE
                    -------------------



               INDENTURE, dated as of the            day of
                                          ---------
                              ,       , made and entered into
          ------------------ -----
          by and between FLORIDA POWER & LIGHT COMPANY, a corporation of the State of Florida, whose post office address is 700 Universe Boulevard, Juno Beach, Florida 33408 (hereinafter sometimes called FPL), and BANKERS TRUST COMPANY, a corporation of the State of New York, whose post office address is Four Albany Street, New York, New York 10006 (hereinafter called the
          Trustee), as the                     supplemental indenture
                           -------------------
           (hereinafter called the                     Supplemental
                                   -------------------
          Indenture) to the Mortgage and Deed of Trust, dated as of
          January 1, 1944 (hereinafter called the Mortgage), made and entered into by FPL, the Trustee and the Florida National Bank of Jacksonville, as Co-Trustee (now resigned), the Trustee now acting as the sole trustee under the Mortgage, which Mortgage was executed and delivered by FPL to secure the payment of bonds issued or to be issued under and in accordance with the provisions thereof, reference to which Mortgage is hereby made,
          this                     Supplemental Indenture being
               -------------------
           supplemental thereto;

               WHEREAS, Section 8 of the Mortgage provides that the form of each series of bonds (other than the first series) issued thereunder shall be established by Resolution of the Board of Directors of FPL and that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

               WHEREAS, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon FPL by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and FPL may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or FPL may cure any ambiguity contained therein, or in any supplemental indenture, or may establish the terms and provisions of any series of bonds other than said first series, by an instrument in writing executed and acknowledged by FPL in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the Lien of the Mortgage shall be situated; and

               WHEREAS, FPL now desires to create the series of bonds described in Article I hereof and to add to its covenants and agreements contained in the Mortgage certain other covenants and agreements to be observed by it and to alter and amend in certain respects the covenants and provisions contained in the Mortgage; and

               WHEREAS, the execution and delivery by FPL of this
                               Supplemental Indenture, and the terms
          --------------------
          of the bonds, hereinafter referred to in Article I, have been duly authorized by the Board of Directors of FPL by appropriate resolutions of said Board of Directors;

               NOW, THEREFORE, THIS INDENTURE WITNESSETH: That FPL, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustee and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect, and the performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification made as in the Mortgage provided) and of said bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage) unto Bankers Trust Company, as Trustee under the Mortgage, and to its successor or successors in said trust, and to said Trustee and its successors and assigns forever, all property, real, personal and mixed, acquired by FPL after the date of the execution and delivery of the Mortgage (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), now owned (except any properties heretofore released pursuant to any provisions of the Mortgage and in the process of being sold or disposed of by FPL) or, subject to the provisions of Section 87 of the Mortgage, hereafter acquired by FPL and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing) all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts, and all rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, water systems, steam heat and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, electric, gas and other machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents or permits; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of FPL in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented, described.

               TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which FPL now has or may hereinafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

               IT IS HEREBY AGREED by FPL that, subject to the provisions of Section 87 of the Mortgage, all the property, rights, and franchises acquired by FPL after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted) shall be and are as fully granted and conveyed hereby and as fully embraced within the Lien of the Mortgage, as if such property, rights and franchises were now owned by FPL and were specifically described herein and conveyed hereby.

               PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the Lien and
          operation of this                     Supplemental Indenture and
                            -------------------
          from the Lien and operation of the Mortgage, as heretofore supplemented, viz: (1) cash, shares of stock, bonds, notes and other obligations and other securities not hereafter specifically pledged, paid, deposited, delivered or held under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business and fuel (including Nuclear Fuel unless expressly subjected to the Lien and operation of the Mortgage by FPL in a future Supplemental Indenture), oil and similar materials and supplies consumable in the operation of any properties of FPL; rolling stock, buses, motor coaches, automobiles and other vehicles; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) the last day of the term of any lease or leasehold which may hereafter become subject to the Lien of the Mortgage; (5) electric energy, gas, ice, and other materials or products generated, manufactured, produced or purchased by FPL for sale, distribution or use in the ordinary course of its business; all timber, minerals, mineral rights and royalties; (6) FPL's franchise to be a corporation; and (7) the properties already sold or in the process of being sold by FPL and heretofore released from the Mortgage and Deed of Trust, dated as of January 1, 1926, from Florida Power & Light Company to Bankers Trust Company and The Florida National Bank of Jacksonville, trustees, and specifically described in three separate releases executed by Bankers Trust Company and The Florida National Bank of Jacksonville, dated
          July 28, 1943, October 6, 1943 and December 11, 1943, which releases have heretofore been delivered by the said trustees to FPL and recorded by FPL among the Public Records of all Counties in which such properties are located; provided, however, that the property and rights expressly excepted from the Lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage by reason of the occurrence of a Default as defined in
          Section 65 thereof.

               TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by FPL as aforesaid, or intended so to be, unto Bankers Trust Company, the Trustee, and its successors and assigns forever.

               IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as
          heretofore supplemented, this                     Supplemental
                                        -------------------
          Indenture being supplemental thereto.

               AND IT IS HEREBY COVENANTED by FPL that all terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of FPL and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if said property had been owned by FPL at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee, by the Mortgage as a part of the property therein stated to be conveyed.

               FPL further covenants and agrees to and with the Trustee and its successors in said trust under the Mortgage, as follows:


                                      ARTICLE I

                                             SERIES OF BONDS
                         -------------------

               **SECTION 1.  (I) There shall be a series of bonds
          designated "Secured Medium-Term Notes, Series       ", herein
                                                        ------
          sometimes referred to as the                     Series", each of
                                       -------------------
          which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which shall be established by Resolution of the Board of Directors of FPL, shall contain suitable provisions with respect to the matters hereinafter in this Section
          specified.  Bonds of the                     Series shall be
                                   -------------------
          issued from time to time in an aggregate principal amount not to
          exceed $                    at any one time Outstanding except as
                  -------------------
          provided in Section 16 of the Mortgage. [The amount which may be Outstanding from time to time will be stated in one or more notices of receipt of advance under mortgage providing for future advances (a form of which is annexed hereto) executed by the Company and recorded in Palm Beach County, Florida, and in one or more acknowledgements of future advance (a form of which is annexed hereto) executed by FPL and the Trustee and recorded in
          Monroe County, Georgia.]  Bonds of the                     Series
                                                 -------------------
          shall be issued as fully registered bonds in the denominations of [One Hundred] Thousand Dollars and, at the option of FPL, in any larger amount that is an integral multiple of [One] Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof); each bond of the
                              Series shall mature on [such date not less
          -------------------
          than                   months nor more than
                ----------------                       ---------------
          years from date of issue,] shall bear interest at [such rate or rates (which may be either fixed or variable) and have such other terms and provisions not inconsistent with the Mortgage as the Board of Directors may determine in accordance with a Resolution filed with the Trustee referring to this
                                                   -------------------
          Supplemental Indenture]; interest on bonds of the
                              Series [which bear interest at a fixed rate]
          -------------------
          shall be payable [semi-annually on                     and
                                             -------------------
                              of each year] and at maturity (each an
          -------------------
          interest payment date); interest on bonds of the
                              Series [which bear interest at a variable
          -------------------
          rate] shall be payable [on the dates established on the Issue Date [or the Original Interest Accrual Date] with respect to such bonds and shall be set forth in such bonds.] [Notwithstanding the foregoing, so long as there is no existing default in the payment of interest on the bonds of the
                                                  -------------------
          Series, all bonds of the                     Series authenticated
                                   -------------------
           by the Trustee after the Record Date hereinafter specified for any interest payment date, and prior to such interest payment date (unless the Issue Date [or the Original Interest Accrual Date] is after such Record Date), shall be dated the date of authentication, but shall bear interest from such interest payment date, and the person in whose name any bond of the
                              Series is registered at the close of business
          -------------------


          ---------------------

          ** The provisions in this Section 1 will be inserted in supplemental indentures relating to the issuance of First Mortgage Bonds designated Secured Medium Term Notes, provided that the bracketed language may change.

          on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, notwithstanding the cancellation of such
          bond of the                     Series, upon any transfer or
                      -------------------
          exchange thereof subsequent to the Record Date and on or prior to such interest payment date. If the Issue Date [or the Original Interest Accrual Date] of the bonds of the
                                                     -------------------
          Series of a designated interest rate and maturity is after the Record Date, such bonds shall bear interest from the Issue Date [or the Original Interest Accrual Date] but payment of interest shall commence on the second interest payment date succeeding the Issue Date [or the Original Interest Accrual Date]. "Record
          Date" for bonds of the                     Series which bear
                                 -------------------
          interest at a fixed rate shall mean                     for
                                              -------------------
          interest payable                     and                     for
                           -------------------     -------------------
          interest payable                    , and for bonds of the
                           -------------------
                              Series which bear interest at a variable
          -------------------
          rate, the date 15 calendar days prior to any interest payment date, provided that, interest payable on the maturity date will be payable to the person to whom the principal thereof shall be payable. "Issue Date" [or "Original Interest Accrual Date"] with
          respect to bonds of the                     Series of a
                                  -------------------
          designated interest rate and maturity [unless a Resolution filed with the Trustee on or before such date shall specify another date from which interest shall accrue, then such other date for bonds of such designated interest rate and maturity.] shall mean the date of first authentication of bonds of such designated interest rate and maturity.] The principal of and interest on each said bond is payable at the office or agency of FPL in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. Bonds of
          the                     Series shall be dated as in Section 10 of
              -------------------
          the Mortgage provided.

               ***[(II)  Bonds of the                     Series may be
                                     -------------------
          redeemable either at the option of FPL or pursuant to the requirements of the Mortgage (including, among other requirements, the application of cash delivered to or deposited with the Trustee pursuant to the provisions of Section 39 or
          Section 64 of the Mortgage or with proceeds of Released Property) in whole at any time, or in part from time to time, prior to maturity, upon notice, as provided in Section 52 of the Mortgage, mailed at least thirty (30) days prior to the date fixed for redemption, as the Board of Directors may determine in accordance with a Resolution filed with the Trustee referring to this
                              Supplement Indenture.]
          -------------------

               [(III)  At the option of the registered owner, any bonds of
          the                     Series, upon surrender thereof for
              -------------------
          cancellation at the office or agency of FPL in the Borough of Manhattan, The City of New York, together with a written instrument of transfer wherever required by FPL, duly executed by the registered owner or by his duly authorized attorney, shall (subject to the provisions of Section 12 of the Mortgage) be


          ---------------------------

          *** These or other redemption provisions or other terms and conditions relating to the series of First Mortgage Bonds may be inserted here.

          exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations which have the same issue date, maturity date, and redemption provisions, if any, and which bear interest at the same rate.]

               Bonds of the                     Series shall be
                            -------------------
          transferrable (subject to the provisions of Section 12 of the Mortgage) at the office or agency of FPL in the Borough of Manhattan, The City of New York.

               Upon any exchange or transfer of bonds of the
                              Series, FPL may make a charge therefor
          -------------------
          sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but FPL hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the
                              Series.
          -------------------

               ****[SECTION 1.  (I) There shall be a series of bonds
          designated "    % Series due                    ,       ", herein
                      ----             -------------------  ------
          sometimes referred to as the "                    Series", each
                                        -------------------
          of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which shall be established by Resolution of the Board of Directors of FPL, shall contain suitable provisions with respect to the matters hereinafter in
          this Section specified.  Bonds of the                     Series
                                                -------------------
          shall mature on                    ,        and shall be issued
                          ------------------ ------
          as fully registered bonds in denominations of [One] Thousand Dollars and, at the option of FPL, in any multiple or multiples of [One] Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof); they shall bear
          interest [at the rate of         % per annum, payable semi-
                                   --------
          annually on                      and                     of each
                       ------------------    -------------------
          year;] the principal of and interest on each said bond to be payable at the office or agency of FPL in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. Bonds of the
                              Series shall be dated as in Section 10 of the
          -------------------
          Mortgage provided.

               [(II)     Bonds of the
                                      -------------------
          Series shall be redeemable either at the option of FPL or pursuant to the requirements of the Mortgage (including, among other requirements, the application of cash delivered to or deposited with the Trustee pursuant to the provisions of
          Section 39 or Section 64 of the Mortgage or with proceeds of Released Property) in whole at any time, or in part from time to time, prior to maturity, upon notice, as provided in Section 52 of the Mortgage, mailed at least thirty (30) days prior to the

          -----------------------

          **** These provisions will be inserted in any supplemental indentures relating to the issuance of First Mortgage Bonds other than those designated Secured Medium-Term Notes, provided that the bracketed language may change.

          date fixed for redemption, at the following general redemption prices, expressed in percentages of the principal amount of the bonds to be redeemed:

                              GENERAL REDEMPTION PRICES

               If redeemed during the 12 month period ending
                             ,
          -------------------
          in each case, together with accrued interest to the date fixed for redemption.]*****

               (III)     At the option of the registered owner, any bonds
          of the                     Series, upon surrender
                 -------------------
          thereof for cancellation at the office or agency of FPL in the Borough of Manhattan, The City of New York, together with a written instrument of transfer wherever required by FPL, duly executed by the registered owner or by his duly authorized attorney, shall (subject to the provisions of Section 12 of the Mortgage) be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

               Bonds of the                     Series shall be
                            -------------------
          transferable (subject to the provisions of Section 12 of the Mortgage) at the office or agency of FPL in the Borough of Manhattan, The City of New York.

               Upon any exchange or transfer of bonds of the
                              Series, FPL may make a charge therefor
          -------------------
          sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but FPL hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the
                              Series.]
          -------------------


          -----------------

          ***** These or other redemption provisions or other terms and conditions relating to the series of First Mortgage Bonds may be inserted here.*****

                                      ARTICLE II

                                  DIVIDEND COVENANT

               SECTION 2. Section 3 of the Third Supplemental Indenture, as heretofore amended, is hereby further amended by inserting the
          words "or                     Series" immediately
                              -------------------
          before the words "remain Outstanding".


                                     ARTICLE III

                               MISCELLANEOUS PROVISIONS

               SECTION 3.  Subject to the amendments provided for in this
                              Supplemental Indenture, the terms
               -------------------
          defined in the Mortgage, as heretofore supplemented, shall, for
          all purposes of this                     Supplemental Indenture,
                           -------------------
          have the meanings specified in the Mortgage, as heretofore supplemented.

          ******SECTION 4.  The holders of bonds of the
          Series consent that FPL may, but shall not be
          -------------------
          obligated to, fix a record date for the purpose of determining
          the holders of bonds of the                     Series entitled
                           -------------------
          to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

               SECTION 5. The Trustee hereby accepts the trust herein declared, provided, created or supplemented and agree to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:

               The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of
          this                     Supplemental Indenture or for or in
               -------------------
          respect of the recitals contained herein, all of which recitals are made by FPL solely. In general, each and every term and condition contained in Article XVII of the Mortgage, as heretofore amended, shall apply to and form part of this
                              Supplemental Indenture with the same force
          -------------------
          and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be


          --------------------

          ****** This provision may be deleted in any supplemental indenture relating to the issuance of First Mortgage Bonds other than those which are issued to the Depository Trust Company, or its successor. The remaining sections will be renumbered accordingly.

          appropriate to make the same conform to the provisions of this
                              Supplemental Indenture.
          -------------------


               SECTION 6.  Whenever in this
                                     -------------------
          Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XVI and XVII of the Mortgage, as heretofore amended, be deemed to include the successors and assigns of such party, and all the
          covenants and agreements in this                     Supplemental
                                -------------------
          Indenture contained by or on behalf of FPL, or by or on behalf of the Trustee, or either of them, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

               SECTION 7.  Nothing in this
                                    -------------------
          Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy or claim under or by reason of this
                              Supplemental Indenture or any covenant,
          -------------------
          condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in
          this                     Supplemental Indenture contained by or
               -------------------
          on behalf of FPL shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and coupons Outstanding under the Mortgage.

               SECTION 8. The Mortgage, as heretofore supplemented and amended and as supplemented hereby, is intended by the parties hereto, as to properties now or hereafter encumbered thereby and located within the State of Georgia, to operate and is to be construed as granting a lien only on such properties and not as a deed passing title thereto.

               SECTION 9.  This                     Supplemental
                                -------------------
          Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, FPL has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents, and its corporate seal to be attested by its Secretary or one of its Assistant Secretaries for and in its behalf, and BANKERS TRUST COMPANY has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or Assistant Vice Presidents, and its corporate seal to be attested by one of its Assistant Vice Presidents or one of its Assistant Secretaries, all as of the day and year first above written.

                                      FLORIDA POWER & LIGHT COMPANY



                                      By:
                                         -------------------------




          Attest:
                 --------------------



          Executed, sealed and delivered by
            FLORIDA POWER & LIGHT COMPANY
            in the presence of:




          ------------------------------




          ------------------------------

                                             BANKERS TRUST COMPANY,
                                                                     As Trustee


                                             By:
                                                 ---------------------------




          Attest:
                 --------------------










          Executed, sealed and delivered by
            BANKERS TRUST COMPANY
            in the presence of:




          ---------------------------




          ---------------------------

          STATE OF FLORIDA      )
                                )     SS.:
          COUNTY OF PALM BEACH  )


               On the            day of                    ,
                      ---------       -------------------
          in the year       , before me personally came
                     ------
                                        , to me known, who,
          ------------------------------
          being by me duly sworn, did depose and say that he resides at

          ---------------------------------------; that he is a
                                                                 -------
                                       of FLORIDA POWER & LIGHT
          ----------------------------
          COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

               I HEREBY CERTIFY, that on this            day of
                                              ----------
                             ,       , before me personally
          ------------------  ------
          appeared                               and                    ,
                   -----------------------------      ------------------
          respectively, the                  and an
                            ----------------         ---------------------
                              of FLORIDA POWER & LIGHT COMPANY, a
          -------------------
          corporation under the laws of the State of Florida, to me known to be the persons described in and who executed the foregoing instrument and severally acknowledged the execution thereof to be their free act and deed as such officers, for the uses and purposes therein mentioned; and that they affixed thereto the official seal of said corporation, and that said instrument is the act and deed of said corporation.

                                                       and
               ---------------------------------------
                              produced Florida Driver's License
          -------------------
          No.                               and Florida Driver's
              -----------------------------
          License No.                     as identification,
                    -------------------
          respectively, and did take an oath.

               WITNESS my signature and official seal at Juno Beach, in the County of Palm Beach, and State of Florida, the day and year last aforesaid.




                                   Notary Public, State of Florida
                              Commission No.
                                             -------------------
                         My Commission Expires
                                               -------------------

          STATE OF NEW YORK   )
                              )    SS.:
          COUNTY OF NEW YORK  )

               On the            day of                    ,
                      ---------       -------------------
          in the year         , before me personally came
                     --------
                              , to me known, who, being by me duly
           -------------------
          sworn, did depose and say that he resides at
                                                ; that he is
          --------------------------------------
          a                     of BANKERS TRUST COMPANY, one of
            -------------------
          the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

               I HEREBY CERTIFY, that on this            day of
                                              ----------
                             ,       , before me personally
          ------------------  ------
          appeared                     and                      ,
                   -------------------      --------------------
          respectively, a                and an                     of
                          --------------         ------------------
          BANKERS TRUST COMPANY, a corporation under the laws of the state of New York, to me known to be the persons described in and who executed the foregoing instrument and severally acknowledged the execution thereof to be their free act and deed as such officers, for the uses and purposes therein mentioned; and that they affixed thereto the official seal of said corporation, and that said instrument is the act and deed of said corporation.

                                   and
                 ------------------    -------------------
          produced                     Driver's License
                   -------------------
          No.                     and
              -------------------     -------------------
          Driver's License No.                     as
                               -------------------
          identification, respectively, and did take an oath.

               WITNESS my signature and official seal at New York City, in the County of New York, and State of New York, the day and year last aforesaid.

                               Notary Public, State of New York
                              Commission No.
                                             -------------------
                              Qualified in                  County
                                           ---------------
                         My Commission Expires
                                               -------------------